UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08220

Voya Variable Products Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2023

Classes ADV, I, R6, S and S2

Voya Variable Products Trust

■	Voya MidCap Opportunities Portfolio

■	Voya SmallCap Opportunities Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Voya MidCaP oPPortunities Portfolio	Portfolio Managers’ rePort

Voya MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Kristy Finnegan, CFA, and Leigh Todd, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 23.54% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 25.87% and 17.23%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell Midcap® Growth Index due to unfavorable allocation effects. Favorable stock selection in the consumer staples and financial sectors contributed the most value. On an individual stock basis, our overweight positions in CrowdStrike Holdings, Inc. and Saia, Inc. and a non-benchmark position in Palo Alto Networks, Inc. contributed the most to performance. Unfavorable stock selection in the industrials sector and, to a lesser extent, materials and healthcare, detracted the most from performance. On an individual stock basis, overweight positions in Paycom Software, Inc. and Inspire Medical Systems, Inc. and a non-benchmark position in Amylyx Pharmaceuticals, Inc. had the largest negative impact.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Information Technology	22.6%
Health Care	19.8%
Industrials	18.1%
Consumer Discretionary	13.1%
Financials	9.9%
Communication Services	5.5%
Consumer Staples	3.3%
Energy	3.2%
Materials	2.2%
Real Estate	1.3%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Crowdstrike Holdings, Inc. - Class A	4.0%
Ross Stores, Inc.	3.3%
Apollo Global Management, Inc.	2.9%
Copart, Inc.	2.7%
Verisk Analytics, Inc.	2.5%
Lululemon Athletica, Inc.	2.4%
LPL Financial Holdings, Inc.	2.4%
Tradeweb Markets, Inc. - Class A	2.4%
Dexcom, Inc.	2.4%
TransDigm Group, Inc.	2.3%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, the recent “U.S. Federal Reserve Pivot” appears to be signaling that the period of interest rate increases is over and that rate cuts in 2024 will be forthcoming. We believe this will continue to drive a broadening out of the equity market. From a positioning standpoint, more economically sensitive companies and sectors could see a benefit relative to more defensive or stable growth companies and sectors. While we always seek to have balance in the Portfolio, we’ve increased our exposure modestly to companies that we believe are more economically sensitive given the soft-landing narrative in place currently and potentially for some time going forward.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

portfolio Managers’ report	Voya MidCap opportunities portfolio

l

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	23.11%	13.10%	9.37%
Class I	23.54%	13.62%	9.91%
Class R6(1)	23.60%	13.63%	9.91%
Class S	23.35%	13.39%	9.66%
Class S2	23.37%	13.23%	9.49%
Russell Midcap® Growth Index	25.87%	13.81%	10.57%
Russell Midcap® Index	17.23%	12.68%	9.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Portfolio against the indicies indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(

(1)	Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya sMallCaP oPPortunities Portfolio	Portfolio Managers’ rePort

Voya SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Michael Coyna, CFA, Mitchell Brivic, CFA and Scott Haugan, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 20.93% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 18.66% and 16.93%, respectively, for the same period.

Portfolio Specifics: Returns for small cap growth stocks, as measured by the Russell 2000® Growth Index, were volatile for much of the year, but finished the year strong with an annual return of 18.66%. Several macro-oriented themes prevailed throughout the year. The first quarter began with increased volatility resulting from the failure of Silicon Valley and the potential contagium within the regional banking system. In the second quarter markets were boosted by the onset of artificial intelligence and the potential to positively or, in some cases and particularly with small cap companies, negatively impact current business models. The theme of the third quarter shifted toward healthcare and the potential impact of glucagon-like peptide (GLP1)'s on industries ranging from medical devices, home healthcare and pharmaceuticals to supplies. Once the market came to grips with the initial realization of these industry transforming drugs, stock price movement settled. It was not until markets saw further evidence of a slowing Consumer Price Index number in November, followed by U.S. Federal Reserve comments regarding the potential for rate cuts in 2024, that market consensus moved toward the "soft-landing" scenario and markets turned substantially positive to end the year. This was significant for small cap companies, that more commonly access capital markets and take on variable rate debt at a greater rate than their large cap counterparts. Any indication of rate cuts would lead to a future reduction in the cost of capital.

For the twelve-month reporting period, the Portfolio outperformed its benchmark largely driven by stock selection. Specifically, selection within the information technology, staples and energy sectors were the largest contributors. Allocation was overall a contributor. Stock selection within the healthcare and consumer discretionary sectors were the largest detractors to performance.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Information Technology	30.4%
Health Care	22.1%
Industrials	17.3%
Consumer Discretionary	12.4%
Financials	6.4%
Materials	4.2%
Energy	3.8%
Exchange-Traded Funds	1.5%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Natera, Inc.	2.8%
Churchill Downs, Inc.	2.7%
Modine Manufacturing Co.	1.9%
HCI Group, Inc.	1.8%
Smartsheet, Inc. - Class A	1.8%
Skyline Champion Corp.	1.8%
ExlService Holdings, Inc.	1.7%
Maximus, Inc.	1.7%
Universal Display Corp.	1.7%
Summit Materials, Inc. - Class A	1.7%

Portfolio holdings are subject to change daily.

Individual contributors for the year were HCI Group, Inc., FTAI Aviation Ltd. and Sterling Infrastructure, Inc. Key detractors from performance for the twelve-month period included WNS Holdings Ltd., Super Micro Computer, Inc. and Establishment Labs Holdings, Inc.

Current Strategy and Outlook: There has clearly been a change in market tone and the small cap team is trimming names in the Portfolio that are nearing peak earnings and valuation levels in favor of what we consider to be better risk and reward opportunities. With continued emphasis on company fundamental factors and those with solid revenue growth, we believe currently attractive candidates reside in more interest rate sensitive areas of the market. This includes consumer discretionary, select healthcare trading at depressed valuations and technology companies that we believe can continue to grow revenue and earnings in what is expected to be a slowing economy in 1H 2024. Although we are not out of the woods yet, a soft-landing scenario would continue to benefit small caps. Lastly, as we have said for several quarters, we believe the relative valuation discount favoring small cap growth over large cap growth continues to be attractive and warrants investor attention from an asset allocation perspective.

Portfolio Managers’ rePort	Voya SmallCap opportunitieS portfolio

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SmallCap opportunitieS portfolio	portfolio managerS’ report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	20.39%	8.58%	5.72%
Class I	20.93%	9.11%	6.25%
Class R6(1)	20.94%	9.10%	6.24%
Class S	20.65%	8.83%	5.98%
Class S2	20.51%	8.67%	5.82%
Russell 2000® Growth Index	18.66%	9.22%	7.16%
Russell 2000® Index	16.93%	9.97%	7.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(

(1)	Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (UnaUdited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*
Voya MidCap Opportunities Portfolio
Class ADV	$1,000.00	$1,065.40	1.16%	$6.04	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,067.10	0.66	3.44	1,000.00	1,021.88	0.66	3.36
Class R6	1,000.00	1,067.20	0.66	3.44	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,066.30	0.91	4.74	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,066.20	1.06	5.52	1,000.00	1,019.86	1.06	5.40
Voya SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,071.50	1.35%	$7.05	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,073.90	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Class R6	1,000.00	1,074.00	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,072.00	1.10	5.74	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,071.60	1.25	6.53	1,000.00	1,018.90	1.25	6.36

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio and the Board of Trustees of Voya Variable Products Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (collectively referred to as the “Portfolios”) (two of the portfolios constituting Voya Variable Products Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (two of the portfolios constituting Voya Variable Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 19, 2024

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$1,072,639,616	$199,041,252
Short-term investments at fair value†	13,405,899	4,509,928
Cash	190,178	18,576
Receivables:
Investment securities sold	–	1,075,538
Fund shares sold	294,023	101,270
Dividends	151,636	80,125
Interest	94	20
Foreign tax reclaims	44,275	1,445
Prepaid expenses	8,642	1,664
Reimbursement due from Investment Adviser	191,698	45,974
Other assets	81,235	12,551
Total assets	1,087,007,296	204,888,343
LIABILITIES:
Payable for fund shares redeemed	2,072,012	145,486
Payable upon receipt of securities loaned	221,899	1,498,928
Payable for investment management fees	713,698	140,587
Payable for distribution and shareholder service fees	82,439	25,308
Payable to trustees under the deferred compensation plan (Note 6)	81,235	12,551
Payable for trustee fees	2,550	480
Other accrued expenses and liabilities	364,605	75,166
Total liabilities	3,538,438	1,898,506
NET ASSETS	$1,083,468,858	$202,989,837
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$955,898,728	$208,190,382
Total distributable earnings (loss)	127,570,130	(5,200,545)
NET ASSETS	$1,083,468,858	$202,989,837
+ Including securities loaned at value	$216,776	$1,463,462
* Cost of investments in securities	$887,159,285	$167,870,126
† Cost of short-term investments	$13,405,899	$4,509,928

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continueD)

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
Class ADV
Net assets	$125,988,627	$49,222,448
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	45,464,854	3,157,999
Net asset value and redemption price per share	$2.77	$15.59
Class I
Net assets	$727,111,131	$128,605,729
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	142,742,254	6,507,664
Net asset value and redemption price per share	$5.09	$19.76
Class R6
Net assets	$112,280,695	$1,037,541
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	22,092,142	52,536
Net asset value and redemption price per share	$5.08	$19.75
Class S
Net assets	$78,883,695	$23,639,190
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	22,298,342	1,380,626
Net asset value and redemption price per share	$3.54	$17.12
Class S2
Net assets	$39,204,710	$484,929
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	12,181,222	30,012
Net asset value and redemption price per share	$3.22	$16.16

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended december 31, 2023

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,351,464	$1,089,156
Interest	7,812	1,153
Securities lending income, net	12,869	51,198
Other	4,821	914
Total investment income	7,376,966	1,142,421
EXPENSES:
Investment management fees	8,096,153	1,631,559
Distribution and shareholder service fees:
Class ADV	598,493	233,081
Class S	199,209	58,362
Class S2	146,222	1,933
Transfer agent fees:
Class ADV	188,180	77,466
Class I	1,065,439	200,071
Class R6	156	7
Class S	125,281	38,792
Class S2	57,471	802
Shareholder reporting expense	51,447	21,900
Registration fees	11,652	—
Professional fees	86,046	25,307
Custody and accounting expense	60,974	21,206
Trustee fees	25,497	4,801
Miscellaneous expense	43,247	18,358
Total expenses	10,755,467	2,333,645
Waived and reimbursed fees	(3,058,643)	(408,681)
Net expenses	7,696,824	1,924,964
Net investment loss	(319,858)	(782,543)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	24,682,308	(954,677)
Foreign currency related transactions	—	5
Net realized gain (loss)	24,682,308	(954,672)
Net change in unrealized appreciation (depreciation) on:
Investments	191,958,622	38,383,748
Net change in unrealized appreciation (depreciation)	191,958,622	38,383,748
Net realized and unrealized gain	216,640,930	37,429,076
Increase in net assets resulting from operations	$216,321,072	$36,646,533
* Foreign taxes withheld	$183	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Portfolio		Voya SmallCap Opportunities Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment loss	$(319,858)	$(1,173,736)	$(782,543)	$(1,183,579)
Net realized gain (loss)	24,682,308	(79,560,753)	(954,672)	(33,526,551)
Net change in unrealized appreciation (depreciation)	191,958,622	(267,692,810)	38,383,748	(27,975,137)
Increase (decrease) in net assets resulting from operations	216,321,072	(348,427,299)	36,646,533	(62,685,267)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	(94,835,472)	—	(11,704,002)
Class I	—	(427,477,333)	—	(24,922,077)
Class R6	—	(65,243,069)	—	(268,239)
Class S	—	(63,530,474)	—	(5,983,433)
Class S2	—	(27,910,303)	—	(105,417)
Return of capital:
Class ADV	—	(719,226)	—	(47,843)
Class I	—	(3,241,962)	—	(101,873)
Class R6	—	(213,785)	—	(434)
Class S	—	(481,811)	—	(24,459)
Class S2	—	(492,684)	—	(1,094)
Total distributions	—	(684,146,119)	—	(43,158,871)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,549,733	61,783,976	6,816,515	8,665,612
Reinvestment of distributions	—	684,146,119	—	43,158,871
	58,549,733	745,930,095	6,816,515	51,824,483
Cost of shares redeemed	(152,754,008)	(164,010,986)	(27,882,391)	(41,791,083)
Net increase (decrease) in net assets resulting from capital share transactions	(94,204,275)	581,919,109	(21,065,876)	10,033,400
Net increase (decrease) in net assets	122,116,797	(450,654,309)	15,580,657	(95,810,738)
NET ASSETS:
Beginning of year or period	961,352,061	1,412,006,370	187,409,180	283,219,918
End of year or period	$1,083,468,858	$961,352,061	$202,989,837	$187,409,180

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya MidCap Opportunities Portfolio
Class ADV
12-31-23	2.25	(0.01)•	0.53	0.52	—	—	—	—	—	2.77	23.11	1.48	1.16	1.16	(0.44)	125,989	74
12-31-22	15.67	(0.02)•	(4.47)	(4.49)	—	8.85	0.07	8.92	—	2.25	(25.49)	1.47	1.16	1.16	(0.51)	115,012	45
12-31-21	16.43	(0.13)•	1.99	1.86	—	2.62	—	2.62	—	15.67	11.57	1.35	1.16	1.16	(0.79)	180,187	66
12-31-20	12.46	(0.09)	4.86	4.77	0.00*	0.80	—	0.80	—	16.43	40.50	1.37	1.16	1.16	(0.65)	185,463	91
12-31-19	11.07	(0.01)	3.09	3.08	0.01	1.68	—	1.69	—	12.46	28.68	1.29	1.16	1.16	(0.10)	154,333	95
Class I
12-31-23	4.12	0.00*•	0.97	0.97	—	—	—	—	—	5.09	23.54	0.98	0.66	0.66	0.06	727,111	74
12-31-22	18.11	(0.00)*	(5.06)	(5.06)	—	8.85	0.07	8.92	—	4.12	(25.07)	0.97	0.66	0.66	(0.01)	633,556	45
12-31-21	18.54	(0.05)•	2.24	2.19	—	2.62	—	2.62	—	18.11	12.07	0.85	0.66	0.66	(0.29)	905,105	66
12-31-20	13.92	(0.02)	5.46	5.44	0.01	0.81	—	0.82	—	18.54	41.14	0.87	0.66	0.66	(0.15)	880,212	91
12-31-19	12.17	0.05	3.42	3.47	0.04	1.68	—	1.72	—	13.92	29.34	0.79	0.66	0.66	0.40	797,161	95
Class R6
12-31-23	4.11	0.00*•	0.97	0.97	—	—	—	—	—	5.08	23.60	0.82	0.66	0.66	0.07	112,281	74
12-31-22	18.11	(0.00)*	(5.07)	(5.07)	—	8.85	0.07	8.92	—	4.11	(25.12)	0.83	0.66	0.66	(0.01)	95,236	45
12-31-21	18.53	(0.05)•	2.25	2.20	—	2.62	—	2.62	—	18.11	12.14	0.77	0.66	0.66	(0.29)	135,451	66
12-31-20	13.92	(0.02)	5.46	5.44	0.01	0.82	—	0.83	—	18.53	41.11	0.78	0.66	0.66	(0.16)	126,339	91
12-31-19	12.17	0.05	3.42	3.47	0.04	1.68	—	1.72	—	13.92	29.34	0.79	0.66	0.66	0.45	76,595	95
Class S
12-31-23	2.87	(0.01)•	0.68	0.67	—	—	—	—	—	3.54	23.35	1.23	0.91	0.91	(0.19)	78,884	74
12-31-22	16.47	(0.01)•	(4.66)	(4.67)	—	8.85	0.07	8.92	—	2.87	(25.20)	1.22	0.91	0.91	(0.27)	81,784	45
12-31-21	17.11	(0.09)•	2.07	1.98	—	2.62	—	2.62	—	16.47	11.83	1.10	0.91	0.91	(0.53)	135,499	66
12-31-20	12.93	(0.06)	5.06	5.00	0.01	0.81	—	0.82	—	17.11	40.76	1.12	0.91	0.91	(0.40)	1,046,030	66
12-31-19	11.41	0.02	3.20	3.22	0.02	1.68	—	1.70	—	12.93	29.06	1.04	0.91	0.91	0.15	882,543	95
Class S2
12-31-23	2.61	(0.01)•	0.62	0.61	—	—	—	—	—	3.22	23.37	1.38	1.06	1.06	(0.34)	39,205	74
12-31-22	16.14	(0.02)•	(4.58)	(4.60)	—	8.85	0.07	8.92	—	2.61	(25.41)	1.37	1.06	1.06	(0.41)	35,764	45
12-31-21	16.84	(0.12)•	2.04	1.92	—	2.62	—	2.62	—	16.14	11.65	1.25	1.06	1.06	(0.69)	55,765	66
12-31-20	12.75	(0.08)	4.97	4.89	0.00*	0.80	—	0.80	—	16.84	40.56	1.27	1.06	1.06	(0.55)	57,255	91
12-31-19	11.28	(0.00)*	3.16	3.16	0.01	1.68	—	1.69	—	12.75	28.89	1.19	1.06	1.06	0.00*	46,493	95
Voya SmallCap Opportunities Portfolio
Class ADV
12-31-23	12.95	(0.11)•	2.75	2.64	—	—	—	—	—	15.59	20.39	1.56	1.35	1.35	(0.75)	49,222	105
12-31-22	22.82	(0.14)•	(5.37)	(5.51)	—	4.34	0.02	4.36	—	12.95	(23.48)	1.56	1.35	1.35	(0.91)	44,505	179
12-31-21	24.47	(0.23)•	1.33	1.10	—	2.75	—	2.75	—	22.82	4.14	1.52	1.35	1.35	(0.96)	66,518	128
12-31-20	19.57	(0.17)	5.17	5.00	—	0.10	—	0.10	—	24.47	25.74	1.57	1.35	1.35	(0.81)	68,635	145
12-31-19	18.21	(0.12)	4.57	4.45	—	3.09	—	3.09	—	19.57	25.09	1.38	1.38	1.38	(0.63)	67,555	133
Class I
12-31-23	16.34	(0.05)•	3.47	3.42	—	—	—	—	—	19.76	20.93	1.06	0.85	0.85	(0.25)	128,606	105
12-31-22	27.13	(0.08)•	(6.35)	(6.43)	—	4.34	0.02	4.36	—	16.34	(23.09)	1.06	0.85	0.85	(0.41)	117,865	179
12-31-21	28.47	(0.13)•	1.54	1.41	—	2.75	—	2.75	—	27.13	4.67	1.02	0.85	0.85	(0.46)	167,668	128
12-31-20	22.64	(0.08)	6.01	5.93	—	0.10	—	0.10	—	28.47	26.35	1.07	0.85	0.85	(0.31)	182,625	145
12-31-19	20.57	(0.03)	5.19	5.16	—	3.09	—	3.09	—	22.64	25.70	0.88	0.88	0.88	(0.13)	199,372	133
Class R6
12-31-23	16.33	(0.05)•	3.47	3.42	—	—	—	—	—	19.75	20.94	0.90	0.85	0.85	(0.27)	1,038	105
12-31-22	27.12	(0.09)•	(6.34)	(6.43)	—	4.34	0.02	4.36	—	16.33	(23.10)	0.90	0.85	0.85	(0.43)	1,284	179
12-31-21	28.47	(0.14)•	1.54	1.40	—	2.75	—	2.75	—	27.12	4.63	0.87	0.85	0.85	(0.47)	9,278	128
12-31-20	22.64	(0.08)	6.01	5.93	—	0.10	—	0.10	—	28.47	26.35	0.89	0.85	0.85	(0.31)	15,147	145

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya SmallCap Opportunities Portfolio (continued)
Class R6 (continued)
12-31-19	20.57	(0.03)	5.19	5.16	—	3.09	—	3.09	—	22.64	25.71	0.88	0.88	0.88	(0.13)	20,997	133
Class S
12-31-23	14.19	(0.08)•	3.01	2.93	—	—	—	—	—	17.12	20.65	1.31	1.10	1.10	(0.51)	23,639	105
12-31-22	24.39	(0.11)•	(5.73)	(5.84)	—	4.34	0.02	4.36	—	14.19	(23.30)	1.31	1.10	1.10	(0.66)	23,286	179
12-31-21	25.92	(0.19)•	1.41	1.22	—	2.75	—	2.75	—	24.39	4.38	1.27	1.10	1.10	(0.72)	38,269	128
12-31-20	20.67	(0.13)	5.48	5.35	—	0.10	—	0.10	—	25.92	26.06	1.32	1.10	1.10	(0.56)	43,862	145
12-31-19	19.05	(0.08)	4.79	4.71	—	3.09	—	3.09	—	20.67	25.38	1.13	1.13	1.13	(0.38)	43,527	133
Class S2
12-31-23	13.41	(0.10)•	2.85	2.75	—	—	—	—	—	16.16	20.51	1.46	1.25	1.25	(0.66)	485	105
12-31-22	23.41	(0.14)•	(5.50)	(5.64)	—	4.34	0.02	4.36	—	13.41	(23.43)	1.46	1.25	1.25	(0.81)	470	179
12-31-21	25.01	(0.22)•	1.37	1.15	—	2.75	—	2.75	—	23.41	4.25	1.42	1.25	1.25	(0.89)	1,487	128
12-31-20	19.98	(0.16)	5.29	5.13	—	0.10	—	0.10	—	25.01	25.86	1.47	1.25	1.25	(0.71)	3,080	145
12-31-19	18.53	(0.12)	4.66	4.54	—	3.09	—	3.09	—	19.98	25.15	1.28	1.28	1.28	(0.53)	3,263	133

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Variable Products Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on December 17, 1993. There are two active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: Voya MidCap Opportunities Portfolio (“MidCap Opportunities”) and Voya SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser Class (“Class ADV”), Class I, Class R6, Class S, and Service 2 Class (“Class S2”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of each Portfolio’s assets attributable to that class, subtracting each Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

H. Securities Lending. Each Portfolio may temporarily loan up to 33% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

I. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
MidCap Opportunities	$744,704,913	$831,841,700
SmallCap Opportunities	197,559,268	219,203,547

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

MidCap Opportunities	0.85% on the first $250 million;
0.80% on the next $400 million;
0.75% on the next $450 million; and
0.70% in excess of $1.1 billion
SmallCap Opportunities	0.85% on the first $250 million;
0.80% on the next $250 million;
0.75% on the next $250 million;
0.70% on the next $250 million; and
0.65% in excess of $1 billion

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares.

Class S shares of the Portfolios are subject to a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares as compensation for services the Distributor provides and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

expenses it bears in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	SmallCap
	Opportunities	15.02%
Voya Institutional Trust Company	MidCap
	Opportunities	41.48
	SmallCap
	Opportunities	31.41
	MidCap
Voya Retirement Insurance and Annuity Company	Opportunities	49.83
	SmallCap
	Opportunities	39.77

The Investment Adviser may direct the Portfolios’ Sub- Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
MidCap Opportunities	$1,435,007
SmallCap Opportunities	315,626

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class	Class	Class	Class	Class
Portfolio	ADV	I	R6	S	S2
MidCap Opportunities	1.40%	0.90%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	0.92%	1.17%	1.32%

Pursuant to side letter agreements, through May 1, 2024, the Investment Adviser has further lowered the expense limits for each Portfolio. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

	Class	Class	Class	Class	Class
Portfolio	ADV	I	R6	S	S2
MidCap Opportunities(1)	1.16%	0.66%	0.66%	0.91%	1.06%
SmallCap Opportunities(1)	1.35%	0.85%	0.85%	1.10%	1.25%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2023.

NOTE 9 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2023	1,681,830	—	—	(7,298,273)	—	(5,616,443)	4,144,599	—	—	(18,064,867)	—	(13,920,268)
12/31/2022	986,705	—	44,861,361	(6,268,178)	—	39,579,888	4,613,051	—	95,554,698	(25,181,724)	—	74,986,025
Class I
12/31/2023	6,193,658	—	—	(17,295,842)	—	(11,102,184)	27,452,021	—	—	(78,704,597)	—	(51,252,576)
12/31/2022	5,438,176	—	110,724,754	(12,286,219)	—	103,876,711	37,786,062	—	430,719,295	(85,083,409)	—	383,421,948
Class R6
12/31/2023	4,770,835	—	—	(5,856,619)	—	(1,085,784)	21,709,998	—	—	(26,811,285)	—	(5,101,287)
12/31/2022	1,975,804	—	16,870,323	(3,149,474)	—	15,696,653	15,006,875	—	65,456,854	(21,443,608)	—	59,020,121
Class S
12/31/2023	1,394,689	—	—	(7,621,448)	—	(6,226,759)	4,422,445	—	—	(24,121,116)	—	(19,698,671)
12/31/2022	523,004	—	23,620,769	(3,847,327)	—	20,296,446	3,110,409	—	64,012,285	(24,870,381)	—	42,252,313
Class S2
12/31/2023	284,395	—	—	(1,793,614)	—	(1,509,219)	820,670	—	—	(5,052,143)	—	(4,231,473)
12/31/2022	222,959	—	11,499,185	(1,485,847)	—	10,236,297	1,267,579	—	28,402,987	(7,431,864)	—	22,238,702
SmallCap Opportunities
Class ADV
12/31/2023	108,200	—	—	(386,274)	—	(278,074)	1,490,347	—	—	(5,459,668)	—	(3,969,321)
12/31/2022	97,163	—	939,396	(515,750)	—	520,809	1,705,306	—	11,751,845	(8,715,143)	—	4,742,008
Class I
12/31/2023	248,158	—	—	(953,715)	—	(705,557)	4,436,050	—	—	(16,951,328)	—	(12,515,278)
12/31/2022	288,985	—	1,589,832	(846,586)	—	1,032,231	5,353,193	—	25,023,950	(17,533,551)	—	12,843,592
Class R6
12/31/2023	13,810	—	—	(39,890)	—	(26,080)	257,645	—	—	(708,002)	—	(450,357)
12/31/2022	18,472	—	17,080	(299,083)	—	(263,531)	397,650	—	268,673	(7,010,738)	—	(6,344,415)
Class S
12/31/2023	38,162	—	—	(298,209)	—	(260,047)	580,920	—	—	(4,639,682)	—	(4,058,762)
12/31/2022	61,234	—	438,853	(428,711)	—	71,376	1,122,479	—	6,007,892	(7,690,805)	—	(560,434)
Class S2
12/31/2023	3,557	—	—	(8,553)	—	(4,996)	51,553	—	—	(123,711)	—	(72,158)
12/31/2022	5,114	—	8,225	(41,833)	—	(28,494)	86,984	—	106,511	(840,846)	—	(647,351)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 10 — SECURITIES LENDING (continued)

cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

MidCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$216,776	$(216,776)	$—
Total	$216,776	$(216,776)	$—

(1)	Cash collateral with a fair value of $221,899 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$1,463,462	$(1,463,462)	$—
Total	$1,463,462	$(1,463,462)	$—

(1)	Cash collateral with a fair value of $1,498,928 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2023:

	Paid-in Capital	Distributable Earnings
MidCap Opportunities	$(338,979)	$338,979
SmallCap Opportunities	31,274	(31,274)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
MidCap Opportunities	$—	$—	$184,631,927	$494,364,724	$5,149,468
SmallCap Opportunities	—	—	22,900,843	20,082,325	175,703

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards		Total Distributable
	Income	(Depreciation)	Amount	Character	Earnings/(Loss)
MidCap Opportunities	$—	$180,110,158	$(52,540,028)	Short-term	$127,570,130
SmallCap Opportunities	1,313,139	29,090,290	(30,831,380)	Short-term	(5,200,545)
			(4,772,594)	Long-term
			$(35,603,974)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal)

Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 13 — MARKET DISRUPTION (continued)

effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 99.0%
	Communication Services: 5.5%
533,675 (1)	Pinterest, Inc. - Class A	$19,767,322	1.8
372,671 (1)	ROBLOX Corp. - Class A	17,038,518	1.6
314,159 (1)	Trade Desk, Inc. - Class A	22,606,882	2.1

	Consumer Discretionary: 13.1%
8,069 (1)	Chipotle Mexican Grill, Inc.	18,453,480	1.7
290,691	Las Vegas Sands Corp.	14,304,904	1.3
51,716 (1)	Lululemon Athletica, Inc.	26,441,874	2.4
256,119	Ross Stores, Inc.	35,444,308	3.3
117,508 (1)	Royal Caribbean Cruises Ltd.	15,216,111	1.4
37,603	Tractor Supply Co.	8,085,773	0.8
47,922 (1)	Ulta Beauty, Inc.	23,481,301	2.2

	Consumer Staples: 3.3%
164,604 (1)	Celsius Holdings, Inc.	8,974,210	0.8
125,599	Church & Dwight Co., Inc.	11,876,642	1.1
63,347	Constellation Brands, Inc. - Class A	15,314,137	1.4

	Energy: 3.2%
47,430	Cheniere Energy, Inc.	8,096,775	0.8
160,641	Halliburton Co.	5,807,172	0.5
145,604	Hess Corp.	20,990,273	1.9

	Financials: 9.9%
337,341	Apollo Global Management, Inc.	31,436,808	2.9
55,958	Arthur J Gallagher & Co.	12,583,835	1.2
318,218	Equitable Holdings, Inc.	10,596,659	1.0
115,090	LPL Financial Holdings, Inc.	26,196,786	2.4
285,706	Tradeweb Markets, Inc. - Class A	25,964,961	2.4

	Health Care: 19.8%
104,214	AmerisourceBergen Corp.	21,403,471	2.0
149,125 (1)	Biohaven Ltd.	6,382,550	0.6
89,711 (1)	Charles River Laboratories International, Inc.	21,207,681	1.9
107,216	CONMED Corp.	11,741,224	1.1
209,131 (1)	Dexcom, Inc.	25,951,066	2.4
237,049 (1)	Inari Medical, Inc.	15,389,221	1.4
54,076 (1)	Inspire Medical Systems, Inc.	11,000,681	1.0
15,032 (1)	Mettler-Toledo International, Inc.	18,233,215	1.7
205,924 (1)	Progyny, Inc.	7,656,254	0.7
81,211 (1)	Repligen Corp.	14,601,738	1.3
64,686 (1)	Sarepta Therapeutics, Inc.	6,237,671	0.6

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Health Care: (continued)
171,473 (1)	Tenet Healthcare Corp.	$12,958,215	1.2
48,388 (1)	United Therapeutics Corp.	10,640,037	1.0
111,064	Universal Health Services, Inc. - Class B	16,930,596	1.6
42,819 (1)	Waters Corp.	14,097,299	1.3

	Industrials: 18.1%
113,998	AMETEK, Inc.	18,797,130	1.7
116,678	Booz Allen Hamilton Holding Corp.	14,924,283	1.4
592,120 (1)	Copart, Inc.	29,013,880	2.7
275,058	Howmet Aerospace, Inc.	14,886,139	1.4
133,324	Ingersoll Rand, Inc.	10,311,278	1.0
477,310	Rollins, Inc.	20,844,128	1.9
50,230 (1)	Saia, Inc.	22,011,790	2.0
80,017	Tetra Tech, Inc.	13,357,238	1.2
24,701	TransDigm Group, Inc.	24,987,532	2.3
112,923	Verisk Analytics, Inc.	26,972,788	2.5

	Information Technology: 22.6%
202,318	Bentley Systems, Inc. - Class B	10,556,953	1.0
52,458 (1)	Cadence Design Systems, Inc.	14,287,985
170,964 (1)	Crowdstrike Holdings, Inc. - Class A	43,650,529	4.0
204,297 (1)	Datadog, Inc. - Class A	24,797,570	2.3
153,416	Entegris, Inc.	18,382,305	1.7
42,378 (1)	HubSpot, Inc.	24,602,124	2.3
138,369 (1)(2)	Klaviyo, Inc. - Class A	3,843,891	0.3
60,333 (1)	MongoDB, Inc.	24,667,147	2.3
33,440	Monolithic Power Systems, Inc.	21,093,283	1.9
36,715	Motorola Solutions, Inc.	11,495,099	1.1
165,611 (1)	Rambus, Inc.	11,302,951	1.0
25,502	Roper Technologies, Inc.	13,902,925	1.3
82,510 (1)	Workday, Inc. - Class A	22,777,711	2.1

	Materials: 2.2%
74,417	Ashland, Inc.	6,274,097	0.6
89,263	Avery Dennison Corp.	18,045,408	1.6

	Real Estate: 1.3%
152,421	Welltower, Inc.	13,743,802	1.3

	Total Common Stock (Cost $887,159,285)	1,072,639,616	99.0

See Accompanying Notes to Financial Statements

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.0%
221,899 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $222,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $226,337, due 12/01/29-12/01/53)	$221,899	0.0
	Total Repurchase Agreements (Cost $221,899)	221,899	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
13,184,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $13,184,000)	$13,184,000	1.2
	Total Short-Term Investments (Cost $13,405,899)	13,405,899	1.2
	Total Investments in Securities (Cost $900,565,184)	$1,086,045,515	100.2
	Liabilities in Excess of Other Assets	(2,576,657)	(0.2)
	Net Assets	$1,083,468,858	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$1,072,639,616	$—	$—	$1,072,639,616
Short-Term Investments	13,184,000	221,899	—	13,405,899
Total Investments, at fair value	$1,085,823,616	$221,899	$—	$1,086,045,515

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $905,935,357.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$202,649,293
Gross Unrealized Depreciation	(22,539,135)
Net Unrealized Appreciation	$180,110,158

See Accompanying Notes to Financial Statements

Voya sMALL Cap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.6%
	Consumer Discretionary: 12.4%
18,879 (1)	Boot Barn Holdings, Inc.	$1,449,152	0.7
39,959 (1)(2)	Cava Group, Inc.	1,717,438	0.8
39,943	Churchill Downs, Inc.	5,389,509	2.7
10,217 (1)	Five Below, Inc.	2,177,856	1.1
21,406 (1)	Kura Sushi USA, Inc. - Class A	1,626,856	0.8
63,184 (1)	Modine Manufacturing Co.	3,772,085	1.9
31,998	Patrick Industries, Inc.	3,210,999	1.6
47,868 (1)	Skyline Champion Corp.	3,554,678	1.8
21,331	Strategic Education, Inc.	1,970,344	1.0

	Energy: 3.8%
195,980 (1)	Helix Energy Solutions Group, Inc.	2,014,675	1.0
23,159	Matador Resources Co.	1,316,821	0.6
62,902	Northern Oil and Gas, Inc.	2,331,777	1.2
21,728 (1)	Weatherford International PLC	2,125,650	1.0

	Financials: 6.4%
19,876	FirstCash Holdings, Inc.	2,154,360	1.1
42,950	HCI Group, Inc.	3,753,830	1.8
22,801 (1)	Palomar Holdings, Inc.	1,265,455	0.6
15,945	Piper Sandler Cos.	2,788,302	1.4
43,407 (1)	Skyward Specialty Insurance Group, Inc.	1,470,629	0.7
23,400	Western Alliance Bancorp	1,539,486	0.8

	Health Care: 22.1%
23,561 (1)	ACADIA Pharmaceuticals, Inc.	737,695	0.4
25,701 (1)	Alkermes PLC	712,946	0.4
43,731 (1)	Amicus Therapeutics, Inc.	620,543	0.3
16,795 (1)	Arrowhead Pharmaceuticals, Inc.	513,927	0.3
40,752 (1)	Axonics, Inc.	2,535,997	1.2
8,787 (1)	Blueprint Medicines Corp.	810,513	0.4
13,426 (1)	Bridgebio Pharma, Inc.	542,008	0.3
28,120	CONMED Corp.	3,079,421	1.5
13,861 (1)	Cytokinetics, Inc.	1,157,255	0.6
19,824 (1)	Denali Therapeutics, Inc.	425,423	0.2
25,662	Ensign Group, Inc.	2,879,533	1.4
63,757 (1)	Evolent Health, Inc. - Class A	2,105,894	1.0
19,912 (1)	Halozyme Therapeutics, Inc.	735,947	0.4
23,369 (1)	ImmunoGen, Inc.	692,891	0.3
31,153 (1)	Inari Medical, Inc.	2,022,453	1.0
19,136 (1)	Insmed, Inc.	593,025	0.3

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Health Care: (continued)
14,439 (1)	Intra-Cellular Therapies, Inc.	$1,034,121	0.5
3,658 (1)	Krystal Biotech, Inc.	453,811	0.2
19,237 (1)	Lantheus Holdings,Inc.	1,192,694	0.6
5,646 (1)	Medpace Holdings,Inc.	1,730,668	0.9
24,367 (1)	Merit Medical Systems,Inc.	1,850,917	0.9
91,954 (1)	Natera, Inc.	5,759,999	2.8
67,047 (1)	Option Care Health,Inc.	2,258,813	1.1
40,787 (1)	Progyny, Inc.	1,516,461	0.7
18,580 (1)	QuidelOrtho Corp.	1,369,346	0.7
16,645 (1)	Repligen Corp.	2,992,771	1.5
16,808 (1)	REVOLUTION Medicines, Inc.	482,053	0.2
39,651 (1)	Tenet Healthcare Corp.	2,996,426	1.5
13,631 (1)	Vaxcyte, Inc.	856,027	0.4
8,176 (1)	Vericel Corp.	291,147	0.1

	Industrials: 17.3%
108,179 (1)	Array Technologies,Inc.	1,817,407	0.9
8,686 (1)	CACI International, Inc. - Class A	2,813,048	1.4
22,479 (1)	Casella Waste Systems, Inc. - Class A	1,921,055	0.9
18,260 (1)	Chart Industries, Inc.	2,489,386	1.2
13,855 (1)	Clean Harbors, Inc.	2,417,836	1.2
55,170 (1)	Construction Partners,Inc. - Class A	2,400,999	1.2
52,629	Flowserve Corp.	2,169,367	1.1
66,896	FTAI Aviation Ltd.	3,103,974	1.5
26,142 (1)	Kirby Corp.	2,051,624	1.0
97,218	Marten Transport Ltd.	2,039,634	1.0
18,210 (1)	MYR Group, Inc.	2,633,712	1.3
19,252 (1)	NV5 Global, Inc.	2,139,282	1.1
5,603 (1)	Saia, Inc.	2,455,347	1.2
30,983 (1)	Trex Co., Inc.	2,565,083	1.3
47,557	Werner Enterprises, Inc.	2,014,990	1.0

	Information Technology: 30.4%
20,444 (1)	Agilysys, Inc.	1,734,060	0.9
14,918 (1)	Axcelis Technologies,Inc.	1,934,715	1.0
74,692 (1)	Clearwater Analytics Holdings, Inc. - Class A	1,496,081	0.7
66,272 (1)	Couchbase, Inc.	1,492,445	0.7
10,745 (1)	CyberArk Software Ltd.	2,353,692	1.2
115,131 (1)	ExlService Holdings,Inc.	3,551,791	1.7
30,291 (1)	Five9, Inc.	2,383,599	1.2
10,831 (1)	Globant SA	2,577,561	1.3
25,807 (1)	Guidewire Software,Inc.	2,813,995	1.4
2,323 (1)	I3 Verticals, Inc. - Class A	49,178	0.0

See Accompanying Notes to Financial Statements

Voya sMALL Cap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
27,784	Kulicke & Soffa Industries, Inc.	$1,520,341	0.7
11,453	Littelfuse, Inc.	3,064,365	1.5
41,831	Maximus, Inc.	3,507,948	1.7
18,541 (1)	Onto Innovation, Inc.	2,834,919	1.4
7,911 (1)	Paylocity Holding Corp.	1,304,128	0.6
28,384	Power Integrations,Inc.	2,330,610	1.1
46,590 (1)	Rambus, Inc.	3,179,768	1.6
91,469 (1)	SentinelOne, Inc. - Class A	2,509,909	1.2
20,347 (1)	SiTime Corp.	2,483,962	1.2
77,511 (1)	Smartsheet, Inc. - Class A	3,706,576	1.8
39,643 (1)	Sprout Social, Inc. - Class A	2,435,666	1.2
6,945 (1)	Super Micro Computer,Inc.	1,974,186	1.0
44,255 (1)	Tenable Holdings, Inc.	2,038,385	1.0
64,494 (1)	Tower Semiconductor Ltd.	1,968,357	1.0
18,311	Universal Display Corp.	3,502,162	1.7
33,816 (1)	Varonis Systems, Inc.	1,531,189	0.8
26,455 (1)	WNS Holdings Ltd.,ADR	1,671,956	0.8

	Materials: 4.2%
33,715	HB Fuller Co.	2,744,738	1.4
18,715	Innospec, Inc.	2,306,437	1.1
88,332 (1)	Summit Materials, Inc. - Class A	3,397,249	1.7
	Total Common Stock
	(Cost $165,249,958)	196,013,339	96.6

EXCHANGE-TRADED FUNDS: 1.5%
33,911	SPDR S&P Biotech ETF	3,027,913	1.5
	Total Exchange-Traded Funds
	(Cost $2,620,168)	3,027,913	1.5

	Total Long-Term Investments
	(Cost $167,870,126)	199,041,252	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 0.7%
498,928 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $499,220, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $508,907, due 12/01/29-12/01/53)	$498,928	0.2
1,000,000 (3)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	1,000,000	0.5
	Total Repurchase Agreements (Cost $1,498,928)	1,498,928	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
3,011,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $3,011,000)	$3,011,000	1.5

	Total Short-Term Investments (Cost $4,509,928)	4,509,928	2.2

	Total Investments in Securities (Cost $172,380,054)	$203,551,180	100.3

	Liabilities in Excess of Other Assets	(561,343)	(0.3)
	Net Assets	$202,989,837	100.0
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

Voya sMALL Cap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya sMALL Cap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$196,013,339	$—	$—	$196,013,339
Exchange-Traded Funds	3,027,913	—	—	3,027,913
Short-Term Investments	3,011,000	1,498,928	—	4,509,928
Total Investments, at fair value	$202,052,252	$1,498,928	$—	$203,551,180

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $174,460,890.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$31,521,761
Gross Unrealized Depreciation	(2,431,471)
Net Unrealized Appreciation	$29,090,290

See Accompanying Notes to Financial Statements

TRUSTEE AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy 1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Variable Products Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub- Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Proﬁtability, and Fall-out Beneﬁts

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub- Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya MidCap Opportunities Portfolio

In considering whether to approve the renewal of the Contracts for Voya MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya SmallCap Opportunities Portfolio

In considering whether to approve the renewal of the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

Contracts for Voya SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date period, the fourth quintile for the three-year period, and the fifth quintile for the five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) changes to the Portfolio, including a change to the Portfolio’s investment strategy and portfolio management team, effective February 1, 2022, and the Portfolio’s improved performance during more recent periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VPT (1223)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2023 and December 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,670 for the year ended December 31, 2023 and $38,100 for the year ended December 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $15,990 for the year ended December 31, 2023 and $15,600 for the year ended December 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2023 and December 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Variable Products Trust	$15,990	$15,600
Voya Investments, LLC (1)	$17,183,452	$12,831,317

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Products Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2024